UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 22, 2005

ORBIMAGE HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter

Delaware	0-50933	20-2759725

(State or Other Jurisdiction
of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21700 Atlantic Boulevard
Dulles, VA 20166

(Address of Principal Executive Offices)

(703) 480-7500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 8.01 Other Events.

     On June 24, 2005, ORBIMAGE Holdings Inc. issued a press release relating to the pricing of the sale of $250 million aggregate principal amount of its Senior Secured Floating Rates Notes due 2012. This press release is filed as Exhibit 99.1 to this Current Report and is incorporated by reference as if set forth in full herein.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit
Number	Title
99.1	Press Release, dated June 24, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2005	ORBIMAGE HOLDINGS INC.

	By:	/s/ William L. Warren

William L. Warren
Vice President, General Counsel & Secretary